                                                                   Exhibit 10.17




                        THIRD AMENDMENT TO THE AMENDED
                         AND RESTATED CREDIT AGREEMENT


                         dated as of November 18, 1999


                                     among

                           Vintage Petroleum, Inc.,
                               as the Borrower,

                                      and

                   CERTAIN COMMERCIAL LENDING INSTITUTIONS,
                                as the Lenders,

                               BANK OF MONTREAL,
               acting through certain U.S. branches or agencies,
                           as administrative agent,

                            BANK OF AMERICA, N.A.,
             successor-in-interest by merger to Nationsbank, N.A.
                             as syndication agent,

                                      and

                      SOCIETE GENERALE, SOUTHWEST AGENCY,
                            as documentation agent.


                               Bank of Montreal
                                  as Arranger

         THIRD AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT
         ------------------------------------------------------------

THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 18, 1999 (the "Third Amendment"), among VINTAGE PETROLEUM, INC., a
                        ---------------
Delaware corporation (the "Borrower"), the various financial institutions as are
                           --------
or may become parties hereto (collectively, the "Lenders"), BANK OF AMERICA,
                                                 -------
N.A., successor-in-interest by merger to Nationsbank, N.A., as syndication agent, SOCIETE GENERALE, SOUTHWEST AGENCY, as documentation agent, and BANK OF MONTREAL, acting through certain of its U.S. branches or agencies ("Bank of
                                                                    -------
Montreal"), as administrative agent (the "Agent") for the Lenders.
--------                                  -----

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Borrower, the Agent and each of the Lenders have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of October 21, 1998 which has been amended by that certain First Amendment to the Amended and Restated Credit Agreement, dated as of December 10, 1998, and by that certain Second Amendment to the Amended and Restated Credit Agreement, dated as of May 19, 1999 (as so amended the "Credit Agreement"); and

     WHEREAS, the Borrower, the Agent and the Lenders now intend to amend the Credit Agreement in certain respects.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, each of the Borrower, the Agent and the Lenders agree as follows:

     SECTION 1.  Defined Terms.  Terms defined in the Credit Agreement are used
                 --------------
in this Third Amendment with the same meaning, unless otherwise indicated.

     SECTION 2.  Amendments to Credit Agreement.
                 ------------------------------

A. The Credit Agreement is amended by replacing Exhibit F and Exhibit I to the Credit Agreement with the Exhibit F and Exhibit I, respectively, attached to this Third Amendment.

B. Each reference in the Credit Agreement to the Notes shall be deemed to include a reference to the Replacement Notes (as defined in Section 5(ii) hereof).

C. The following definition of "Bolivian Letter of Credit Percentage"shall be inserted in its alphabetically appropriate place in Section 1.1 of the Credit
Agreement:

          "Bolivian Letter of Credit Percentage" means, relative to any Lender,
           ------------------------------------
     the percentage set forth opposite the name of such Lender in Column 3 of Exhibit F to this Agreement as such percentage may be adjusted from time to
     ---------
     time pursuant to Lender

     Assignment Agreements executed by a Lender and its Assignee Lenders and delivered pursuant to Section 10.11 or as a result of an increase of the
                           -------------
     Maximum Commitment Amount as provided in Section 2.1.6."
                                              -------------

D.   The definition of "Maximum Commitment Amount" and "Percentage" appearing in
                                                        ----------
Section 1.1 of the Credit Agreement shall each be amended and restated in their entirety to read as follows:

          ""Maximum Commitment Amount" means an amount equal to $535,000,000 as
            -------------------------
     such amount may be increased pursuant to Section 2.1.6."
                                              -------------

          ""Percentage" means, relative to any Lender, the percentage set forth
            ----------
     opposite the name of such Lender in Column 1 of Exhibit F to this Agreement
                                                     ---------
     as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by a Lender and its Assignee Lenders and delivered pursuant to Section 10.11 or as a result of an increase of the
                           -------------
     Maximum Commitment Amount as provided in Section 2.1.6."
                                              -------------

E.   Section 2.1.4 of the Credit Agreement is hereby amended and restated in its
     -------------
entirety to read as follows:

     "SECTION 2.1.4  Bolivian Letter of Credit. Issuer has issued and each
                     -------------------------
Lender possesses a participation in, to the extent of each Lender's Bolivian Letter of Credit Percentage, the Bolivian Letter of Credit, in accordance with the terms of Section 2.8."
             -----------

F. Clause (iii) of Section 2.1.6 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "    (iii) the identity of the then Lenders, if any, which have agreed with the Borrower to increase their respective Commitments in an amount such that their respective Percentages and Bolivian Letter of Credit Percentages, after giving effect to such requested increase, will be the same or greater than their respective Percentages and Bolivian Letter of Credit Percentages, respectively, prior to giving effect to such requested increase (each such then Lender being a then "Increasing Lender"), each other Lender which has agreed to increase its Commitment in an amount such that its respective Percentage and Bolivian Letter of Credit Percentage after giving effect to such a requested increase will be less than its respective Percentage or Bolivian Letter of Credit Percentage, respectively, prior to giving effect to such requested increase (each such Lender being a "Partially Increasing Lender") and the identity of each financial institution not already a Lender, if any, which has agreed with the Borrower to become a Lender to effect such requested increase in the Maximum Commitment Amount (each such assignee shall be reasonably acceptable to the Agent and the Issuer and each such assignee being a then "New Lender" and each Lender which has not agreed to increase its Commitment being a "Reducing Lender"), provided that in no case shall the
                                            -------- ----
     dollar amount or the Percentage of a Lender's share of the

     Maximum Commitment Amount or Bolivian Letter of Credit Percentage of the Bolivian Letter of Credit be increased without the express written consent of such Lender; and"

G. Section 2.1.6 of the Credit Agreement is hereby further amended by inserting in the final paragraph of such Section the phrase "or Bolivian Letter of Credit Percentage, as appropriate," after the words "respective Lender's Percentages" in the penultimate line of such paragraph.

H. Section 2.2.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "SECTION 2.2.4    Mandatory as to Bolivian Letter of Credit.
                       -----------------------------------------

          (a) Each Lender's participation in, and its rights and obligations with respect to, the Bolivian Letter of Credit shall be automatically terminated on January 15, 2001.

          (b) Each reduction in the Stated Amount of the Bolivian Letter of Credit shall be made ratably among the Lenders in accordance with their respective Bolivian Letter of Credit Percentages."

I. Section 2.8.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "SECTION 2.8.4    Other Lender's Participations.
                       -----------------------------

          SECTION 2.8.4   Other Lenders' Participation. Each Revolving Loan
                          ----------------------------
     Letter of Credit issued pursuant to Section 2.8.2 shall, effective upon its
                                         -------------
     issuance and without further action, be issued on behalf of all Lenders (including the Issuer thereof) pro rata according to their respective Percentages. Each Lender shall, to the extent of its Percentage, be deemed irrevocably to have participated in the issuance of any such Revolving Loan Letter of Credit and is hereby deemed to have participated to the extent of its Bolivian Letter of Credit Percentage (effective the date hereof) in the issuance of the Bolivian Letter of Credit and shall be responsible to reimburse promptly the Issuer thereof for Reimbursement Obligations which have not been reimbursed by the Borrower in accordance with Section 2.8.5,
                                                                 -------------
     or which have been reimbursed by the Borrower but must be returned, restored or disgorged by such Issuer for any reason, and each Lender shall, to the extent of its Percentage or Bolivian Letter of Credit Percentage, as applicable, be entitled to receive from the Agent a ratable portion of the letter of credit fees received by the Agent pursuant to Section 3.3.3, with
                                                             -------------
     respect to each Letter of Credit. In the event that the Borrower shall fail to reimburse any Issuer, or if for any reason Revolving Loans shall not be made to fund any Reimbursement Obligation, all as provided in Section 2.8.5
                                                                   -------------
     and in an amount equal to the amount of any drawing honored by such Issuer under a Letter of Credit issued by it (including without limitation, the Bolivian Letter of Credit), or in the event such Issuer must for any reason return or disgorge such reimbursement, such Issuer shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein calculated on the basis of its Percentage or its Bolivian Letter of Credit Percentage, as applicable. Each Lender shall make available to such Issuer, whether or not any Default shall have occurred and be continuing, an amount equal to its respective participation, calculated on the basis of its Percentage or its Bolivian Letter of Credit Percentage, as applicable, in same day or immediately available funds at the office of such Issuer specified in such notice if the Issuer shall notify the Agent on or before 11:30 a.m. (U.S. Central time) of any Business Day by the close of business on such Business Day or if the Issuer shall notify the Agent after 11:30 a.m. (U.S. Central time) of any Business Day not later than 11:30 a.m. (U.S. Central time) on the Business Day (under the laws of the jurisdiction of such Issuer) after the date notified by such Issuer. In the event that any Lender fails to make available to such Issuer the amount of such Lender's participation in such Letter of Credit as provided herein, such Issuer shall be entitled to recover such amount on demand from such Lender together with interest at the daily average Federal Funds Rate for three Business Days (together with such other compensatory amounts as may be required to be paid by such Lender to the Agent pursuant to the Rules for Interbank Compensation of the council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the LIBO Rate plus the Applicable Margin. Nothing in this Section 2.8.4 shall be deemed to prejudice the right of any
                     -------------
     Lender to recover from any Issuer any amounts made available by such Lender to such Issuer pursuant to this Section 2.8.4 in the event that it is
                                     -------------
     determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuer in respect of which payment was made by such Lender constituted gross negligence or wilful misconduct on the part of such Issuer. Each Issuer shall distribute to each other Lender which has paid all amounts payable by it under this Section 2.8.4
                                                                -------------
     with respect to any Letter of Credit issued by such Issuer such other Lender's Percentage or Bolivian Letter of Credit Percentage, as applicable, of all payments received by such Issuer from the Borrower in reimbursement of drawings honored by such Issuer under such Letter of Credit when such payments are received."

J. Section 2.8.5 of the Credit Agreement is hereby amended by inserting the word "(in accordance with each Lender's Percentage without regard to whether the underlying Disbursement arises with respect to a Revolving Loan Letter of Credit or the Bolivian Letter of Credit)" after the "Revolving Loans" in the fourth sentence thereof.

K. Section 4.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "SECTION 4.8 Sharing of Payments.  If any Lender shall obtain any payment
                  -------------------
     or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or participation in a Letter of Credit (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess
                                          ------------  ---     ---
     of its pro rata share (calculated by reference to such
            --- ----

     Lender's Percentage or Bolivian Letter of Credit Percentage, as applicable) of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them and participations in Letters of Credit held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably (calculated by reference to such Lender's Percentage or Bolivian Letter of Credit Percentage, as applicable) with each of them; provided, however, that if all or any portion of the excess payment or
     --------  -------
     other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery (calculated by reference to such Lender's Percentage or Bolivian Letter of Credit Percentage, as applicable) together with an amount equal to such selling Lender's ratable share (according to the proportion of (1) the amount of such selling Lender's required repayment to the purchasing Lender to (2) the total
                                                          --
     amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.8 may, to the
                                                        -----------
     fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as
                            -----------
     fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 4.8 applies, such Lender shall, to
                                    -----------
     the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.8 to share in the benefits of any recovery on such secured
          -----------
     claim."

L. Section 9.2 of the Credit Agreement is hereby amended by replacing the word "Percentage" therein with the words and punctuation "Percentage or Bolivian Letter of Credit Percentage, as applicable,".

M. Section 10.11.1 of the Credit Agreement is hereby amended by inserting the words and punctuation ", except with the prior written consent of the Agent," after the words "(which assignment and delegation shall be" in the full paragraph appearing between clauses (b) and (c) of such Section.

N. Section 10.13 of the Credit Agreement is hereby amended by inserting the words "and Bolivian Letter of Credit Percentages, as applicable" after the word "Percentages" but before the period in the last sentence of such Section.

     SECTION 3.  Borrowing Base. The Borrower, the Agent and the Lenders
                 --------------
hereby agree that the amount of the Borrowing Base shall be as set forth in a letter agreement between the Borrower and the Agent dated November 8, 1999.

     SECTION 4.  Reaffirmation of Credit Agreement. This Third Amendment shall
                 ---------------------------------
be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     SECTION 5.  Effectiveness.  This Third Amendment shall become effective as
                 -------------
of November 18, 1999, upon satisfaction of the following conditions:

     (i) the Agent shall have received counterparts hereof duly executed by Borrower, each Lender, each holder of a Note and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, facsimile, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and,

     (ii) the Borrower shall have delivered to each Lender a promissory note in the form of Exhibit A to the Credit Agreement payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage, as amended hereby, of the Maximum Commitment Amount, as amended hereby, which promissory note shall be in exchange for, but not in payment of, those Notes held by each such Lender prior to the effectiveness of this Third Amendment (each promissory note delivered pursuant to this Section 5(ii) a "Replacement Note").

     SECTION 6.  Severability. Any provision of this Third Amendment, the Credit
                 ------------
Agreement as amended by this Third Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Third Amendment, the Credit Agreement as amended by this Third Amendment or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 7.  Headings.  The various headings of this Third Amendment are
                 --------
inserted for convenience only and shall not affect the meaning or interpretation of this Third Amendment or any provisions hereof.

     SECTION 8.  Execution in Counterparts, Effectiveness, etc.  This Third
                 ---------------------------------------------
Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the different parties on different counterparts and be deemed to be an original and all of which shall constitute together but one and the same Third Amendment.

     SECTION 9.  Governing Law; Entire Agreement. THIS THIRD AMENDMENT SHALL
                 -------------------------------
BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. This Third Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

     THIS WRITTEN THIRD AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     SECTION 10.  Successors and Assigns.  This Third Amendment shall be binding
                  ----------------------
upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (i) the Borrower may not assign
                        --------  -------
or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and (ii) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11 of the Credit
                                           -------------
Agreement.

     SECTION 11.  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION
                  -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS THIRD AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH

RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS THIRD AMENDMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 12. Waiver of Jury Trial. THE AGENT, THE LENDERS AND THE BORROWER
                 --------------------
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS THIRD AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS THIRD AMENDMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     IN WITNESS WHEREOF, the requisite parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written and shall be effective as of such date.

                                             VINTAGE PETROLEUM, INC.


                                             By: /s/  William C. Barnes
                                                 -----------------------------
                                                 William C. Barnes,
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                             Address:   110 West Seventh Street
                                                        Tulsa, Oklahoma 74119

                                             Facsimile No.: (918) 878-5781

                                             Attention: William C. Barnes,
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer

                                        BANK OF MONTREAL
                                         acting through its U.S. branches
                                         and agencies, including initially
                                         its Chicago, Illinois branch,
                                         as Agent


                                        By: /s/  Sara J. Teasdale
                                            ------------------------------------
                                        Name:  Sara J. Teasdale, Director

                                        Address:  115 South LaSalle Street,
                                                  11th Floor West
                                                  Chicago, Illinois  60603

                                        Facsimile No.: (312) 750-3456

                                        Attention: Terri Perez-Ford, Specialist


                                        with copy to:

                                        Bank of Montreal
                                        Houston Agency
                                        700 Louisiana Street
                                        4400 Bank of America Center
                                        Houston, Texas  77002

                                        Facsimile No.:  (713) 223-4007

                                        Attention: William Stumpf, Associate

                                   LENDERS:
                                   -------

                                   BANK OF MONTREAL, as Lender


                                   By:  /s/  Sara J. Teasdale
                                      -----------------------------------------
                                   Name:          Sara J. Teasdale
                                   Title:         Director

                                   Domestic
                                   Office:        115 South LaSalle Street
                                                  11th Floor West
                                                  Chicago, Illinois 60603

                                   Facsimile No.  (312) 750-3456

                                   Attention:     Terri Perez-Ford, Specialist


                                   LIBOR
                                   Office:        115 South LaSalle Street
                                                  Chicago, Illinois 60603

                                   Facsimile No.: (312) 750-3456

                                   Attention:     Terri Perez-Ford, Specialist



                                   with copy to:

                                   Bank of Montreal
                                   Houston Agency
                                   700 Louisiana Street
                                   4400 Bank of America Center
                                   Houston, Texas 77002

                                   Facsimile No.: (713) 223-4007


                                   Attention: William Stumpf, Associate

                                   ABN AMRO BANK N.V.,
                                   as Lender and Co-Agent


                                   By:  /s/  Robert J. Cunningham
                                      ------------------------------------------
                                   Name:          Robert J. Cunningham
                                   Title:         Group Vice President


                                   By:  /s/  Jamie A. Conn
                                      ------------------------------------------
                                   Name:          Jamie A. Conn
                                   Title:         Vice President

                                   Domestic
                                   Office:        208 South LaSalle, Suite 1500
                                                  Chicago, IL 60604-1003

                                   Facsimile No.:  (312) 992-5157

                                   Attention:     Loan Administration

                                   LIBOR
                                   Office:        208 South LaSalle, Suite 1500
                                                  Chicago, IL 60604-1003

                                   Facsimile No.: (312) 992-5111

                                   Attention:     Credit Administration

                                   with a copy to:

                                   ABN Amro Bank N.V.
                                   Three Riverway, Suite 1700
                                   Houston, TX 77056

                                   Facsimile: (713) 961-1699

                                   Attention:     Robert J. Cunningham

                                   BANKBOSTON, N.A.,
                                   as Lender and Co-Agent


                                   By:  /s/  Bryon E. Cail
                                      ----------------------------------------
                                   Name:          Bryon E. Cail
                                   Title:         Loan Officer

                                   Domestic
                                   Office:        100 Federal Street
                                                  MS 01-08-04
                                                  Boston, MA 02110

                                   Facsimile No.:  (617) 434-3652

                                   Attention:     Allison Rossi

                                   LIBOR
                                   Office:        100 Federal Street
                                                  MS 01-08-04
                                                  Boston, MA 02110

                                   Facsimile No.: (617) 434-3652

                                   Attention:     Allison Rossi

                                   THE BANK OF NEW YORK,
                                   as Lender


                                   By:  /s/  Raymond J. Palmer
                                      -----------------------------------------
                                   Name:          Raymond J. Palmer
                                   Title:         Vice President

                                   Domestic
                                   Office:        One Wall Street
                                                  New York, NY 10286

                                   Facsimile No.:  (212) 635-7923

                                   Attention:     Ray Palmer

                                   LIBOR
                                   Office:        One Wall Street
                                                  New York, NY 10286

                                   Facsimile No.: (212) 635-7923

                                   Attention:     Ray Palmer

                                   THE BANK OF NOVA SCOTIA,
                                   as Lender and Lead Manager


                                   By:  /s/  F. C. H. Ashby
                                      -------------------------------------
                                   Name:        F. C. H. Ashby
                                   Title:       Senior Manager Loan Operations

                                   Domestic
                                   Office:      The Bank of Nova Scotia, Atlanta
                                                Office
                                                600 Peachtree Street, N.E.
                                                Suite 2700
                                                Atlanta, GA 30308

                                   Facsimile No. (404) 888-8998
                                   Attention:   Cleve Bushey

                                   LIBOR
                                   Office:      The Bank of Nova Scotia,
                                                Atlanta Office
                                                600 Peachtree Street, N.E.
                                                Suite 2700
                                                Atlanta, GA 30308

                                   Facsimile No.: (404) 888-8998
                                   Attention:   Cleve Bushey

                                   with a copy to:

                                   The Bank of Nova Scotia
                                   1100 Louisiana Street, Suite 3000
                                   Houston, TX 77002

                                   Attention: Spencer Smith

                                   BANK OF OKLAHOMA,
                                   NATIONAL ASSOCIATION, as Lender



                                   By:  /s/  Kevin A. Humphrey
                                      ----------------------------------
                                   Name:          Kevin A. Humphrey
                                   Title:         Vice President

                                   Domestic
                                   Office:        One Williams Center, 8th
                                                  Floor
                                                  Tulsa, OK 74172

                                   Facsimile No.: (918) 588-6880

                                   Attention:     Michael Coats

                                   LIBOR
                                   Office:        One Williams Center, 8th
                                                  Floor
                                                  Tulsa, OK 74172

                                   Facsimile No.: (918) 588-6880

                                   Attention:     Michael Coats

                                   PARIBAS,
                                   as Lender and Co-Agent


                                   By:  /s/ A. David Dodd
                                      -------------------------------------
                                   Name:       A. David Dodd
                                   Title:      Vice President


                                   By:  /s/ Barton D. Schouest
                                      -------------------------------------
                                   Name:       Barton D. Schouest
                                   Title:      Managing Director

                                   Domestic
                                   Office:     1200 Smith Street, Suite 3100
                                               Houston, TX 77002

                                   Facsimile No. (713) 659-3832

                                   Attention:  Leah Evans-Hughes

                                   LIBOR
                                   Office:     1200 Smith Street, Suite 3100
                                               Houston, TX 77002

                                   Facsimile No. (713) 659-3832

                                   Attention:  Leah Evans-Hughes

                                   THE FUJI BANK LTD.
                                   as Lender


                                   By: /s/ Yoshiaki Inoue
                                      ------------------------------------
                                   Name:          Yoshiaki Inoue
                                   Title:         Senior Vice President &
                                                  Manager

                                   Domestic
                                   Office:        1 Houston Bank Center,
                                                  Suite 4100
                                                  1221 McKinney Street
                                                  Houston, Texas 77010


                                   Facsimile No.: (713) 759-0717

                                   Attention:     Tommy Watts

                                   LIBOR
                                   Office:        1 Houston Bank Center,
                                                  Suite 4100
                                                  1221 McKinney Street
                                                  Houston, Texas 77010


                                   Facsimile No.: (713) 759-0717

                                   Attention:     Tommy Watts

                                   CHRISTIANIA BANK OG KREDITKASSE ASA,
                                   as Lender



                                   By:  /s/ William S. Phillips
                                      ----------------------------------------
                                   Name:       William S. Phillips
                                   Title:      First Vice President


                                   By:  /s/ Peter M. Dodge
                                      ----------------------------------------
                                   Name:       Peter M. Dodge
                                   Title:      Senior Vice President


                                   Domestic
                                   Office:     New York Branch
                                               11 West 42nd Street
                                               New York, NY 10036

                                   Facsimile No.  (212) 827-4888

                                   Attention:  Peter Dodge

                                   LIBOR
                                   Office:     New York Branch
                                               11 West 42nd Street
                                               New York, NY 10036

                                   Facsimile No.: (212) 827-4888

                                   Attention:  Peter Dodge

                                   CREDIT LYONNAIS,
                                   as Lender


                                   By:  /s/ Philippe Soustra
                                      ---------------------------------
                                   Name:       Philippe Soustra
                                   Title:      Senior Vice President

                                   Domestic
                                   Office:     Credit Lyonnais New York Branch
                                               1301 Avenue of the Americas
                                               New York, NY 10019

                                   Facsimile No.  (713) 751-0307

                                   Attention:  Christine Smith-Byerly
                                               Credit Lyonnais Houston
                                               Representative Office

                                   LIBOR
                                   Office:     Credit Lyonnais New York Branch
                                               1301 Avenue of the Americas
                                               New York, NY 10019

                                   Facsimile No.: (713) 751-0307

                                   Attention:  Christine Smith-Byerly
                                               Credit Lyonnais Houston
                                               Representative Office

                                   FIRST UNION NATIONAL BANK,
                                   as Lender and Lead Manager


                                   By:  /s/ David E. Humphreys
                                      -----------------------------------
                                   Name:       David E. Humphreys
                                   Title:      Vice President

                                   Domestic
                                   Office:     301 South College Street
                                               Charlotte, NC 28288

                                   Facsimile No. (713) 650-6354

                                   Attention:  David E. Humphreys

                                   LIBOR
                                   Office:     301 South College Street
                                               Charlotte, NC 28288

                                   Facsimile No.: (713) 650-6354

                                   Attention:  David E. Humphreys

                                   MEES PIERSON CAPITAL CORP.,
                                   as Lender and Lead Manager


                                   By:  /s/ Darrell W. Holley
                                      --------------------------------------
                                   Name:         Darrell W. Holley
                                   Title:        Managing Director


                                   By:  /s/ Kayel Lowthan
                                      --------------------------------------
                                   Name:         Kayel Low than
                                   Title:        Managing Director


                                   Domestic
                                   Office:       MeesPierson Capital Corp.
                                                 300 Crescent Court, Suite 1750
                                                 Dallas, Texas 75201

                                   Facsimile No. (214) 754-5981

                                   Attention:    Yolanda Dittmar/Angela Pross

                                   LIBOR
                                   Office:       MeesPierson Capital Corp.
                                                 300 Crescent Court, Suite 1750
                                                 Dallas, Texas 75201

                                   Facsimile No. (214) 754-5981

                                   Attention:    Yolanda Dittmar/Angela Pross

                                   Wiring
                                   Instructions: Chase Manhattan Bank
                                                 ABA #021000021
                                                 Credit to: MeesPierson New York
                                                 Agency
                                                 Acct.#001-1-624418
                                                 For further Credit: MeesPierson
                                                    Capital Corp.
                                                 Ref: Vintage Petroleum, Inc.
                                                 Acct.#:  100980360

                              NATEXIS Banque BFCE,
                              as Lender


                              By: /s/ Timothy L. Polvado
                                 ------------------------------------------
                              Name:       Timothy L. Polvado
                              Title:      Vice President and Group Manager


                              By: /s/ N. Eric Ditges
                                 ------------------------------------------
                              Name:       N. Eric Ditges
                              Title:      Vice President

                              Domestic
                              Office:     NATEXIS Banque
                                          Southwest Representative Office
                                          333 Clay Street, Suite 4340
                                          Houston, TX 77002

                              Facsimile No. (713) 759-9908

                              Attention:  Eric Ditges

                              LIBOR
                              Office:     NATEXIS Banque
                                          Southwest Representative Office
                                          333 Clay Street, Suite 4340
                                          Houston, TX 77002

                              Facsimile No.: (713) 759-9908

                              Attention:  Tanya McAllister

                              with a copy to:

                              NATEXIS Banque
                              New York Branch
                              645 5th Avenue, 20th Floor
                              New York, NY 10022

                              Facsimile No.: (212) 872-5045
                              Attention: Joan Rankine

                              BANK OF AMERICA, N.A.
                              as Lender and Syndication Agent


                              By: /s/ Denise A. Smith
                                 --------------------------------------
                              Name:          Denise A. Smith
                              Title:         Managing Director

                              Domestic
                              Office:        901 Main Street, 64th Floor
                                             Dallas, TX 75202

                              Facsimile No. (214) 508-1285

                              Attention:     Denise Smith

                              LIBOR
                              Office:        901 Main Street, 64th Floor
                                             Dallas, TX 75202

                              Facsimile No.: (214) 508-1285

                              Attention:     Denise Smith

                              with copy to:

                              901 Main Street, 14th Floor
                              Dallas, Texas 75202

                              Facsimile No.: (214) 508-1215

                              Attention: Betty Canales

                              THE SANWA BANK LIMITED,
                              as Lender and Lead Manager


                              By: /s/ Clyde Redford
                                 -----------------------------------------
                              Name:       Clyde Redford
                              Title:

                              Domestic
                              Office:     55 East 52nd Street, 26th Floor
                                          New York, NY 10055


                              Facsimile No. (212) 754-2360

                              Attention:  C. Lawrence Murphy

                              LIBOR
                              Office:     55 East 52nd Street, 26th Floor
                                          New York, NY 10055

                              Facsimile No.: (212) 754-2360

                              Attention:  C. Lawrence Murphy

                              SOCIETE GENERALE, SOUTHWEST AGENCY,
                              as Lender and Documentation Agent


                              By: /s/ Paul Cornell
                                 ------------------------------------
                              Name:       Paul Cornell
                              Title:      Vice President

                              Domestic
                              Office:     4800 Trammell Crow Center
                                          2001 Ross Avenue
                                          Dallas, Texas 75201

                              Facsimile No. (214) 754-0171

                              Attention:   Loan Operations

                              LIBOR
                              Office:     4800 Trammell Crow Center
                                          2001 Ross Avenue
                                          Dallas, Texas 75201

                              Facsimile No.: (214) 754-0171

                              Attention:  Loan Operations

                              with copy to:

                              Societe Generale, Southwest Agency
                              1111 Bagby, Suite 2020
                              Houston, Texas 77002

                              Facsimile No. (713) 650-0824

                              Attention: Paul Cornell

                              UNION BANK OF CALIFORNIA, N.A.,
                              as Lender and Lead Manager


                              By: /s/ Gary Shekerjian
                                 ---------------------------------------
                              Name:       Gary Shekerjian
                              Title:      Assistant Vice President

                              Domestic
                              Office:     500 North Akard St. #4200
                                          Dallas, Texas 75201

                              Facsimile No. (214) 922-4209

                              Attention:  Gary Shekerjian

                              LIBOR
                              Office:     Energy Capital Services
                                          445 S. Figueroa Street, 15th Floor
                                          Los Angeles, CA 90071

                              Facsimile No.: (213) 236-4096

                              Attention:  Patricia Gonzales

                                   EXHIBIT F
                                  COMMITMENTS


     Omitted. The Registrant agrees to furnish supplementally a copy of this omitted Exhibit to the Securities and Exchange Commission upon its request.

                                    EXHIBIT I


Bank of Montreal
Houston Agency
700 Louisiana Street
4400 Bank of America Center
Houston, Texas 77002
Telecopier: (713) 223-4007

Date:______________

                          Notice of Commitment Increase

     Reference is made to the Amended and Restated Credit Agreement, dated as of October 21, 1998, among Vintage Petroleum, Inc., a Delaware corporation, (the "Borrower"), certain financial institutions and the Bank of Montreal (the
 --------
"Agent") (as amended, modified and supplemented to the date hereof, the "Credit
 -----
Agreement"). Capitalized terms used herein but not otherwise defined have the meanings assigned to them in the Credit Agreement. The undersigned hereby gives notice pursuant to Section 2.1.6 of the Agreement of its intent to increase the Maximum Commitment Amount by the amount of $__________, effective ___________ (the "Commitment Increase Effective Date"). The existing Lenders agreeing to increase their Commitments and the assignees agreeing to become New Lenders to effect such requested increase are identified below.

     From and after the Commitment Increase Effective Date, the respective Commitments of the existing Lenders agreeing to increase their Commitments and the New Lenders will be as set forth below:

Existing Lenders:   Share of Maximum    Percentage     Share of      Bolivian
                       Commitment                      Bolivian     Letter of
                         Amount                        Letter of      Credit
                                                        Credit      Percentage

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________

New Lenders:        Share of Maximum    Percentage   Share of       Bolivian
                       Commitment                    Bolivian       Letter of
                         Amount                      Letter of      Credit
                                                     Credit         Percentage

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________

_________________   $________________   ___________  $___________   ___________


     The undersigned Authorized Officer represents and warrants that (a) the increase requested hereby complies with the requirements of Section 2.1.6 of the Agreement and (b) except [as set forth on Annex A hereto, and]* to the extent the undersigned gives notice to the Agent to the contrary prior to 5:00 p.m., (U.S. central time) on the Business Day before the Commitment Increase Effective Date, no Default or Event of Default exists as of the date hereof and no Default will exist on the Commitment Increase Effective Date.

                                               _________________________________



                                               By:______________________________
                                               Name:
                                               Title:



________________
  */ If the representation and warranty in clause (b) would be incorrect, include the material in the brackets and set forth the reasons such representation and warranty would be incorrect on an attachment labeled Annex A.

                                      I-2